UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

BLUGRASS ENERGY INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:
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(3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Blugrass Energy Inc.
3102 Maple Avenue, Suite 450
Dallas, Texas  75201

June 10, 2013

Dear Stockholders:

It is our pleasure to invite you to attend the 2013 Special Meeting of Stockholders of Blugrass Energy Inc. to be held on Tuesday, July 9, 2013, at 3:00 p.m., CST, at 3102 Maple Avenue, Suite 450, Dallas, Texas 75201.

The matters to be acted upon at the Special Meeting are described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold.  Therefore, I urge you to vote as promptly as possible. You may vote your shares by returning the enclosed proxy card.  Timely voting will ensure your representation at the Special Meeting.  If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support of Blugrass Energy Inc.  I look forward to seeing you.

Sincerely,

Patrick G. (“Pat”) Mendoza Jr.
Chief Executive Officer

BLUGRASS ENERGY INC.
3102 Maple Avenue, Suite 450
Dallas, Texas  75201

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
 TO BE HELD ON JULY 9, 2013

To the Stockholders of Blugrass Energy Inc.:

Notice is hereby given that the 2013 Special Meeting of Stockholders of Blugrass Energy Inc., a Nevada corporation (the “Company”), will be held on July 9, 2013, at 3:00 p.m., CST, at 3102 Maple Avenue, Suite 450, Dallas, Texas  75201, for the following purposes, as more fully described in the proxy statement accompanying this notice:

(1)	To approve an amendment to our Articles of Incorporation to change our company’s name from Blugrass Energy Inc. to Nogal Energy, Inc.

(2)
To approve an amendment to our Articles of Incorporation to effect a 1-for-200 reverse stock split of the issued and outstanding shares of our Company’s common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-fifteenth (1/200th) of a fully-paid and non-assessable share of common stock.

(3)	To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on May 28, 2013 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Special Meeting in person.  Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold.  You may vote your shares by returning the enclosed proxy card.  If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted.

By Order of the Board of Directors
/s/ Patrick G. (“Pat”) Mendoza Jr.
Patrick G. (“Pat”) Mendoza Jr.
Dallas, Texas June 10, 2013	Chief Executive Officer

BLUGRASS ENERGY INC.

PROXY STATEMENT
 FOR
 2013 SPECIAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Blugrass Energy Inc., a Nevada corporation, for use at the 2013 Special Meeting of Stockholders (the “Special Meeting”) to be held on July 9, 2013, at 3:00 p.m., CST, at 3102 Maple Avenue, Suite 450, Dallas, Texas 75201.  The proxy solicitation materials are being sent on or about June 10, 2013 to all stockholders entitled to vote at the Special Meeting.  In this proxy statement, “Blugrass Energy” the “Company,” “we,” “us” and “our” refer to Blugrass Energy Inc.

_________________________

QUESTIONS AND ANSWERS ABOUT THE 2013 SPECIAL MEETING
 AND THIS PROXY STATEMENT

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will vote on the following two proposals, which are summarized in the preceding notice and described in more detail beginning on page 6 of this proxy statement:

•	To approve the following amendments (collectively, the “Charter Amendments”) to the Company’s Articles of Incorporation:

o	To change the Company’s name to “Nogal Energy, Inc.” (Proposal One); and

o	To effect a 1-for-200 reverse stock split of the issued and outstanding shares of our Company’s common stock (Proposal Two).

What are the Board’s voting recommendations?

Our Board of Directors recommends that you vote your shares:

FOR the proposals to approve the Charter Amendments (Proposals One and Two).

Where are the Company’s principal executive offices located, and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 3102 Maple Avenue, Suite 450, Dallas, Texas 75201. The Company’s main telephone number is (214) 953-9358.

Who is entitled to vote at the Special Meeting?

The record date for the Special Meeting is May 28, 2013. Only stockholders of record at the close of business on that date are entitled to vote at the Special Meeting.  As of the record date, 366,850,613 shares of our Common Stock, $.001 par value per share, were outstanding and entitled to vote.

Our stock transfer books will remain open between the date of the Notice of Special Meeting and the date of the Special Meeting.  A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices.

How many votes do I have?

Each holder of Common Stock is entitled to one vote per share held. As a result, a total of 366,850,613 votes may be cast by the holders of Common Stock on each matter at the Special Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Holladay Stock Transfer, you are considered the stockholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a stockholder of record of Common Stock, how do I vote?

If you are a stockholder of record, you may vote by mailing a completed proxy card.  To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid and self-addressed envelope and your shares will be voted at the Special Meeting in the manner you directed.  You may also vote your shares in person at the Special Meeting. If you are a stockholder of record, you may request a ballot at the Special Meeting.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are the beneficial owner of shares are held in street name, you will receive instructions from the brokerage firm, bank, broker-dealer or other similar organization (the “record holder”) that must be followed for the record holder to vote your shares per your instructions.  Please complete and return the voting instruction card in the self-addressed postage paid envelope provided.

If your shares are held in street name and you wish to vote in person at the Special Meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the meeting.  We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Special Meeting.

What is a quorum?

A quorum must be present at the Special Meeting for any business to be conducted.  The presence at the Special Meeting, either in person or by proxy, of holders of a majority of the shares entitled to vote on the record date will constitute a quorum. Accordingly, shares of Common Stock representing 193,425,307 votes must be present, in person or by proxy, at the Special Meeting to constitute a quorum.  Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What is a broker non-vote?

If you are a beneficial owner of shares held in street name and do not provide the record holder with specific voting instructions, under the rules of various national securities exchanges, the record holder may generally vote on routine matters but cannot vote on non-routine matters.  If the record holder does not receive instructions from you on how to vote your shares on a non-routine matter, the record holder will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.  This is generally referred to as a “broker non-vote.”

What vote is required for each item?

Approval of Proposal One requires the affirmative vote of at least a majority of the total outstanding shares of Common Stock.  The amendment of a company’s charter to change its name is a matter on which a broker is generally empowered to vote.  Accordingly, no broker non-votes are expected to exist in connection with Proposal One.

Approval of Proposal Two requires the affirmative vote of at least a majority of the total outstanding shares of Common Stock. Abstentions will count as votes AGAINST Proposal One. Since a proposal concerning a reverse stock split is a non-routine matter on which brokers are not empowered to vote without instructions, there may be broker non-votes on Proposal Two.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you do not specify how the shares represented thereby are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

If you are a beneficial owner of shares held in street name and you do not specify how the shares represented thereby are to be voted, your broker may generally exercise its discretionary authority to vote your shares on routine matters (Proposal One), but your broker will not be permitted to vote your shares with respect to non-routine matters (Proposal Two).

What if I receive more than one set of proxy materials, proxy card or voting instruction form?

If you receive more than one set of proxy materials, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote be counted?

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If your proxy is properly submitted, the shares represented thereby will be voted at the Special Meeting in accordance with your instructions.

Can I change my vote after I have voted?

If you are a stockholder of record, you may revoke or change your vote at any time before the Special Meeting by filing a notice of revocation or another proxy card with a later date with the Corporate Secretary at Blugrass Energy Inc., 3102 Maple Avenue, Suite 450, Dallas, Texas 75201.  If you are a stockholder of record and attend the Special Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Special Meeting will be counted.

If you are a beneficial owner of shares held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Special Meeting.  Please note, however, that if your shares are held in street name, your vote in person at the Special Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting.  The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four days following the Special Meeting.

How and when may I submit a stockholder proposal for the 2013 Special Meeting of Stockholders?

In the event that a stockholder desires to have a proposal considered for presentation at the 2013 Special Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received by a reasonable time before the Company begins to print and mail its proxy solicitation materials.  Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

To forward any stockholder proposals or notices of proposals or to receive a copy of our Bylaws, write to the Corporate Secretary at Blugrass Energy Inc., 3102 Maple Avenue, Suite 450, Dallas, Texas 75201.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of the solicitation of proxies for the Special Meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to stockholders.  Copies of solicitation materials will be furnished to brokerage firms, bank, broker-dealer or other similar organization holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners.  We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners.  The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose.  No additional compensation will be paid to those individuals for any such services.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL ONE:

APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE
NAME OF OUR COMPANY

Our Board of Directors is requesting that stockholders approve an amendment to our Articles of Incorporation to change our Company’s name from Blugrass Energy Inc. to Nogal Energy, Inc.

Effect of the Proposed Amendment

The voting and other rights that accompany our securities will not be affected by the change in our corporate name.  Our stock symbol, which is currently “BLUG” and our CUSIP number will both change as a result of our name change.  Stockholders may, but need not, exchange their certificates to reflect the change in corporate name.  Your existing certificate will continue to represent shares of our common stock as if our name had not changed.  Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders.

Vote Required

Approval of Proposal Two requires the affirmative vote of at least a majority of the total outstanding shares of Common Stock.  The amendment of a company’s charter to change its name is a matter on which a broker is generally empowered to vote.  Accordingly, no broker non-votes are expected to exist in connection with Proposal Two.

Effective Date of the Name Change

The effectiveness of the name change is conditioned upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of Nevada.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the proposal to amend the Articles of Incorporation to change our Company’s name.

***

PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

Background

Effective as of the Record Date, our Board of Directors approved an amendment to our Articles of Incorporation to effect a 1-for-200 reverse stock split of the issued and outstanding shares of our Company’s common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-200th (1/200th) of a fully-paid and non-assessable share of common stock.

Principal Reasons for the Reverse Stock Split

Our Board of Directors believes the current number of our authorized but unissued shares of common stock available is not sufficient to enable us to respond to potential business and financing opportunities and pursue important objectives that may present themselves. Accordingly, our Board of Directors believes it is in the best interests of Blugrass Energy and its stockholders to effectuate the reverse stock split whereby the number of issued and outstanding shares of our common stock will decrease, and as a result increase the number of authorized but unissued shares of our common stock. Our Board of Directors also believes that an increase in the number of authorized but unissued shares of our common stock will provide Blugrass Energy with the flexibility to issue common stock for proper corporate purposes that may be identified by our Board of Directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. The authorized shares of common stock in excess of those issued or reserved for issuance will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Our Board of Directors also believes that the reverse stock split will have the effect of increasing the per share stock price of our common stock and that, if our Company is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. As a result, it is anticipated that the shares of our common stock would have greater liquidity and marketability. Stockholders should note that no assurance can be given that the foregoing effects will occur. In particular, there is no assurance that any increase in the market price of our common stock immediately following the reverse stock split will occur or be sustained.  No assurance can be given, however, that the market price of our common stock post- reverse stock split will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. In fact, in most reverse stock splits of other OTC Bulletin Board issuers, the multiple of the post-split market price over the pre-split market price is less than the reverse stock split multiple.

Other than the contemplated issuance to Excellere Capital Group LLC described below, we have no present plans, understandings or agreements that will involve the issuance of capital stock. Additionally, at this time our Company does not have any specific agreements or arrangements to acquire any business or engage in any investment opportunity that would require the issuance of additional shares of capital stock.  However, our Board of Directors believes it prudent to have shares of capital stock available for such corporate purposes as our Board of Directors may from time to time deem necessary and advisable, including for acquisitions and the raising of additional capital.

The Company has agreed to issue to Excellere Capital Group LLC (“Excellere”) an aggregate of 15,000,000 shares of our Company’s common stock following the reverse stock split, which will represent 89% of the outstanding shares.  Such issuance to Excellere is in consideration of Excellere’s agreement to do the following:

•	provide management and other staffing to the Company;
•	engage professional advisors and provide interim financing to bring the Company’s regulatory filings current; and
•	explore financing and acquisition opportunities for the Company.

Effect of the Reverse Stock Split

Basic Terms

Under the terms of the reverse stock split, every holder of record immediately prior to the time the amendment to our articles of incorporation becomes effective will be entitled to receive one (1) share of common stock in exchange for every two hundred (200) shares of common stock held by that holder. The common stock issued pursuant to the reverse stock split will be fully paid and non-assessable and the par value of our Company’s common stock will remain as $0.001 per share. The number of stockholders of record will not be affected by the reverse stock split.

Voting Rights

The reverse stock split will not alter the voting and other rights of the holders of our common stock. For example, a holder of 1% of the voting power of the outstanding shares of our common stock immediately before the effective time of the reverse stock split will continue to hold 1% of the voting power of the outstanding shares of our common stock after the reverse stock split.

Issued and Outstanding Shares of Common Stock, and Authorized but Unissued Shares of Common Stock

Our company is authorized to issue 1,000,000,000 shares of common stock, $0.001 par value per share. Our Company has 366,850,613 shares of common stock issued and outstanding. The reverse stock split will decrease the issued and outstanding shares of our common stock from 366,850,613 to 1,834,253 shares, while maintaining the current number of authorized shares of our common stock. The reverse stock split will increase significantly the number of authorized but unissued shares of our Company’s common stock, which will increase significantly the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our Company’s common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Articles of Incorporation or bylaws of our Company.

The following table sets forth approximate information relating to our common stock, both on a pre-reverse stock split and a post-reverse stock split basis:

	Pre-Reverse Stock Split	Post-Reverse Stock Split
Authorized	1,000,000,000	1,000,000,000
Outstanding	366,850,613	1,834,253
Authorized but Unissued	633,149,387	998,165,747

Notwithstanding the decrease in the number of issued and outstanding shares of our common stock in connection with the reverse stock split, the reverse stock split is not and will not be part of a going private transaction covered by Rule 13e-3 of the Exchange Act.

Fractional Shares Rounded Up

The reverse stock split will not alter any stockholder’s percentage interest in our Company’s equity, except for negligible amounts resulting from the rounding up of fractional shares. In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse stock split (by virtue of holding a number of shares of common stock not evenly divisible by two hundred or by virtue of holding fewer than two hundred shares of common stock prior to the effective date of the reverse stock split), we will round up any fraction of a share to the next number of whole shares of common stock. The intention of the reverse stock split is not to reduce the number of our stockholders, and therefore we will not pay cash in lieu of fractional shares.

Effective Date of the Reverse Stock Split

The effectiveness of the reverse stock split is conditioned upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of Nevada.

Exchange of Stock Certificates

Our transfer agent, Holladay Stock Transfer, has been appointed as our exchange agent to carry out the exchange of existing common stock certificates for new common stock certificates. As soon as practicable after the effective date of the reverse stock split, the transfer agent will send a letter of transmittal to each stockholder. The letter will describe the procedures for surrendering stock certificates in exchange for new common stock certificates. Upon its receipt of stock certificates and properly completed letters of transmittal, the transfer agent will issue the appropriate new stock certificates. Each new certificate representing shares of common stock issued in connection with the reverse stock split will continue to bear any legends restricting the transfer of the shares that were borne by the surrendered certificate. Until surrendered as contemplated herein, all stock certificates outstanding immediately prior to the effective time of the reverse stock split evidencing ownership of our common stock shall be deemed at and after the reverse stock split to represent the number of full shares of common stock contemplated by the reverse stock split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain federal income tax consequences to holders of our common stock who receive shares of our common stock as a result of the reverse stock split. The discussion is based on the Internal Revenue Code of 1986, as amended (“Code”), and laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the reverse stock split, including the applicability of federal, state, local or foreign tax laws.

We believe that, for federal income tax purposes, no gain or loss will be recognized by a stockholder who receives solely a reduced number of shares of our common stock as a result of the reverse stock split. The stockholder’s aggregate tax basis in shares of our common stock held immediately after the reverse stock split will be equal to the stockholder’s aggregate tax basis in shares of our common stock held immediately prior to the reverse stock split. The stockholder will have the same holding period in the common stock as it has in such stock immediately prior to the reverse stock split.

State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT UNDER ALL APPLICABLE TAX LAWS.

No Dissenters’ Rights

Under Nevada law, stockholders of our Company do not have the right to dissent and obtain an appraisal of their shares with respect to the corporate actions described in this Proxy Statement.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the proposal to amend our Articles of Incorporation to effect the reverse stock split.

***

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of common stock of the Company as of May 28, 2013.  The following table sets forth the information based on 366,850,613 common shares issued and outstanding as of May 28, 2013.

Class of Stock	Beneficial Owner	Address	Number of Shares	Percent of Class

Common Stock	Patrick G. Mendoza, Jr.	3102 Maple Ave. Suite 450 Dallas, Texas 75201	--	--

Common Stock	H. Stephen Bargo	3102 Maple Ave. Suite 450 Dallas, Texas 75201	--	--

Common Stock	All officers and directors as a group (2 persons)	3102 Maple Ave. Suite 450 Dallas, Texas 75201	--	--

Common Stock	B.F.L.P. #1	22473 Timberlake Road Lynchburg, VA 24502	74,300,700	20.3%

Common Stock	Petro Grande, LLC	4514 Cole Avenue Suite 600 Dallas, Texas 75205	39,294,337	10.7%

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to the Company, whose executive offices are located at 3102 Maple Avenue, Suite 450, Dallas, Texas 75201, we will provide a separate copy of the Proxy Statement.

WHERE TO FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. This information can be inspected and copied at the Public Reference Room at the SEC’s office at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Such information may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at http://www.sec.gov that contains the reports and other information we file electronically. We make available free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this information statement.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that the proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THEREFORE, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE YOUR SHARES BY RETURNING THE ENCLOSED PROXY CARD. TIMELY VOTING WILL ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING, YOU WILL BE ABLE TO VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

By Order of the Board of Directors

Patrick G. (“Pat”) Mendoza Jr.
Chief Executive Officer

Dallas, Texas
June 10, 2013

Appendix A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

1.        Name.  The name of the Corporation is:  Nogal Energy, Inc.

2.        Registered Office; Resident Agent.  The address of the Corporation’s registered office in the State of Nevada is 202 South Minnesota Street, Carson City, Nevada 89703. The name of its registered agent at such address is Capitol Corporate Services, Inc.

3.        Purpose.  The purpose for which this Corporation is formed is to engage in any lawful activity.

4.        Authorization of Capital Stock.  The total number of shares of stock which the Corporation shall have authority to issue one billion (1,000,000,000) shares, which shall have a par value of $0.001 and shall be designated as common stock.  Each one (1) share of common stock issued and outstanding immediately prior to the time these Amended and Restated Articles of Incorporation become effective shall be and is hereby automatically reclassified and changed (without any further act) into one two-hundredth (1/200th) of a fully-paid and nonassessable share of common stock.

5.        Directors.  The governing board of this Corporation shall be known as directors, and the first Board shall consist of two (2) directors.

The number of directors may, pursuant to the Bylaws, be increased or decreased by the Board of Directors, provided there shall be no less than one (1) or more than nine (9) Directors.

The names and post office addresses of the directors are as follows:

Name	Post Office Address
Stephen Bargo	3102 Maple Avenue, Suite 450 Dallas, Texas 75201
Patrick Mendoza	3102 Maple Avenue, Suite 450 Dallas, Texas 75201

6.        Stock Non-Assessable.  The capital stock, or the holders thereof, after the amount of the subscription price has been paid in, shall not be subject to any assessment whatsoever to pay the debts of the Corporation.

7.        Term of Existence.  This Corporation shall have perpetual existence.

8.        Cumulative Voting.  No cumulative voting shall be permitted in the election of directors.

9.        Preemptive Rights.  Shareholders shall not be entitled to preemptive rights.

10.      Limited Liability.  No officer or director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except for liability (i) for any breach of the officer’s or director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) for any transaction from which the officer or director derived any improper personal benefit.  If the Nevada General Corporation Law is amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of officers or directors, then the liability of an officer or director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, or amendments thereto.  No repeal or modification of this paragraph shall adversely affect any right or protection of an officer or director of the Corporation existing at the time of such repeal or modification.

11.       Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a proceeding), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an officer or director of the Corporation or is or was serving at the request of the Corporation as an officer or director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as an officer or director shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights then said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding  (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.  The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Nevada General Corporation Law requires the payment of such expenses incurred by an officer or director in his or her capacity as an officer or director (and not in any other capacity in which service was or is rendered by such person while an officer or director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such officer or director, to repay all amounts so advanced if it shall ultimately be determined that such officer or director is not entitled to be indemnified under this Section or otherwise.

If a claim hereunder is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any officer, director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of officers and directors of the Corporation or individuals serving at the request of the Corporation as an officer, director, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise.

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation have been signed by its Chief Executive Officer on this ____ day of ______________, 2013.

NOGAL ENERGY, INC.

By:
Patrick G. Mendoza Jr. Chief Executive Officer

BLUGRASS ENERGY INC.

PROXY OF SPECIAL MEETING OF STOCKHOLDERS
 TO BE HELD JULY 9, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, having received the Notice of Special Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints Patrick G. Mendoza, Jr. and H. Stephen Bargo, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Blugrass Energy Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Special Meeting of Stockholders of Blugrass Energy Inc. to be held on Tuesday, July 9, 2013, at 3:00 p.m., CST, at 3102 Maple Avenue, Suite 450, Dallas, Texas 75201, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS ONE AND TWO.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

Proposal One:  To approve an amendment to our company’s Articles of Incorporation to change our company’s name from Blugrass Energy Inc. to Nogal Energy, Inc.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal Two:  To approve an amendment to our Articles of Incorporation to effect a 1-for-200 reverse stock split of the issued and outstanding shares of our Company’s common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one two-hundredth (1/200th) of a fully-paid and non-assessable share of common stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

☒           Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Stockholder	Signature of Stockholder

NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.